UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

BigBear.ai Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6811 Benjamin Franklin Drive, Suite 200

Columbia, MD 21046

(Address of principal executive offices, including zip code)

(410) 312-0885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K (the “Form 8-K”) is being filed with the U.S. Securities and Exchange Commission to update certain unaudited pro forma financial information of BigBear.ai Holdings, Inc. (the “Company”) for purposes of incorporating such information by reference into one or more registration statements filed or to be filed by the Company. The Form 8-K includes:

(i)	the unaudited pro forma condensed combined statement of operations of the Company and Pangiam Ultimate Holdings, LLC (“Pangiam”) for the period ended September 30, 2024; and

(ii)

the unaudited pro forma condensed combined statement of operations of the Company and Pangiam for the period ended December 31, 2023, which update the unaudited pro forma condensed combined statement of operations of the Company and Pangiam for the period ended December 31, 2023 filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 27, 2023.

Item 9.01	Financial Statements and Exhibits.

Pro forma financial information

The unaudited pro forma condensed combined statement of operations of BigBear.ai Holdings, Inc. and Pangiam Ultimate Holdings, LLC for the periods ended December 31, 2023 and September 30, 2024, and the notes related thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of operations of BigBear.ai Holdings, Inc. and Pangiam Ultimate Holdings, LLC for the periods ended December 31, 2023 and September 30, 2024.

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigBear.ai Holdings, Inc.

Date: January 15, 2025	By:	/s/ Sean Ricker
Sean Ricker
Chief Accounting Officer